Midland         PNC
Loan             REAL ESTATE
Services

ANNUAL STATEMENT OF COMPLIANCE
of
PNC BANK, NATIONAL ASSOCIATION
d/b/a MIDLAND LOAN SERVICES

Pursuant to the requirements of the applicable Servicing Agreement for the transactions listed on
Schedule I hereto, the undersigned, Steven W. Smith, as Executive Vice President of Midland
Loan Services, a division of PNC Bank, National Association, hereby certifies, subject to any limitations listed on Schedule I hereto, as of the date hereof, solely in his capacity as an officer and not in his individual capacity, as follows:
1. A review of the Servicer's activities during the calendar year 2013 (the "Reporting
Period") and of its performance under the Agreement has been made under the undersigned officer's supervision; and

2. To the best of the undersigned officer's knowledge, based on such review, the Servicer has fulfilled all of its obligations under the Agreement in all material respects throughout the Reporting Period.

Dated: March 1, 2014

PNC Bank, National Association
d/b/a Midland Loan Services

/s/ Steven W. Smith
Steven W. Smith
Executive Vice President

Member of The PNC Financial Services Group
10851 Mastin Boulevard Overland Park, Kansas 66210
800-327-8083
www.pnc.com/midland

Schedule I
US Bank, National Association
Direct Email: cmbs.transactions@usbank.com

Recipient Role	Deal Name Series Number		Midland Role
Trustee	ACGS 2004, LLC	Classes A, B, and C	Servicer
Indenture Trustee	Adams Outdoor Advertising LP	Series 2010-1	Master and Special Servicer
Trustee	American Tower Trust I	Series 2013-1 and 2013-2	Servicer
Trustee	Artesia Mortgage CMBS, Inc.	Series 1998-C1	Master Servicer
Trustee	Aventura Mall Trust	Series 2013-AVM	Master Servicer
Trustee	Aventura Mall Trust	Series 2013-AVM	Special Servicer
Trustee	Banc of America Commercial Mortgage Inc.	Series 2007-1	Primary Servicer
Trustee	Banc of America Commercial Mortgage Inc.	Series 2006-1	Special Servicer
Trustee	Banc of America Merril Lynch Large Loan	Series 2012 CLRN	Special Servicer
Trustee	Bank of America Merril Lynch Large Loan	Series 2011-FSHN	Special Servicer
Trustee	CD 2006-CD2 Commercial Mortgage Trust	Series 2006-CD2	Master Servicer
Trustee	CD 2006-CD3 Commercial Mortgage Trust	Series 2006-CD3	Primary Servicer
ShopKo Portfolio whole loan only
Trustee	CD 2007-CD4 Commercial Mortgage Trust	Series 2007-CD4	Master Servicer
DB Americold whole loan
Trustee	Citigroup Commercial Mortgage Securities Inc.	Series 2012-GC8	Special Servicer
Trustee	Citigroup Commercial Mortgage Securities Inc.,	Series 2013-GC17	Subservicer
the Miracle Mile loan
Trustee	Citigroup Commercial Mortgage Trust	Series 2013-GC15	Special Servicer
Trustee	Citigroup Commercial Mortgage Trust	Series 2007-C6	Master Servicer
CGM Americold Portfolio
Trustee	Citigroup Commercial Mortgage Trust	Series 2006-C5	Master Servicer
Trustee	Citigroup Commercial Mortgage Trust	Series 2006-C4	Master Servicer
Trustee	COBALT CMBS Commercial Mortgage Trust	Series 2007-C3	Special Servicer
Rector whole loan only
Trustee	COBALT CMBS Commercial Mortgage Trust	Series 2006-C1	Primary Servicer
Shopko Portfolio and Ryans Portfolio whole loans only
Trustee	Credit Suisse Commercial Mortgage Trust	Series 2007-C4	Master Servicer
Trustee	Del Coronado Trust	Series 2013-DEL MZ	Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	DBUBS 2011-LC3	Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	DBUBS 2011-LC1	Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-LC13	Master Servicer
Special Servicer of the 15 MetroTech Center loan under the MSBAM 2013-C12 PSA
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE9	Special Servicer
and the Paramount Building loan
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE8	Master and Special Servicer
Master Servicer of the Moffett Tower Phase II loan under the COMM 2013-CCRE7 PSA Special Servicer of the Paramount Building loan under the COMM 2013-CCRE9 PSA
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE6	Master Servicer
Master Servicer of the Moffett Towers loan and the 540 West Madison loan under the COMM 2013-LC6 PSA
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE12	Primary Servicer
Master Servicer of the Oglethorpe Mall loan under the COMM 2013-CCRE11 PSA
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2013-CCRE11	Master Servicer
Primary Servicer of the Miracle Mile Loan under the COMM 2013-CCRE12 PSA
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2012-FL2	Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2012-CCRE3	Special Servicer
Special Servicer of the Crossgates Mall loan under the COMM 2012-CCRE2 PSA
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2012-CCRE2	Special Servicer
Special Servicer on the 260 and 261 Madison Avenue loan under the COMM 2012-CCRE3 PSA
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2012-CCRE1	Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2011-FL1	Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corp.	COMM 2010-1	Special Servicer
Trustee	Deutsche Mortgage & Asset Receiving Corporation	COMM 2013-CCRE11	Subservicer
the Miracle Mile loan
Trustee	Greenwich Capital Commercial Funding Corp.	Series 2006-GG7	Master Servicer
Trustee	GS Mortgage Securities Corporation II	Series 2013-GCJ16	Subservicer
Primary Servicer of the Miracle Mile Loan under the COMM 2013-CCRE12 PSA
Special Servicer of the Walpole Shopping Mall Loan under the CGCMT 2013-GC15 PSA
Trustee	GS Mortgage Securities Corporation II	Series 2012-GCJ9	Special Servicer
Special Servicer of the Gansevoort Park Avenue, Miami Center, and 222 Broadway loans under the Citi 2013-GC8 PSA
Trustee	GS Mortgage Securities Corporation II	Series 2011-GC3	Special Servicer
Trustee	GS Mortgage Securities Corporation II	Series 2010-C2	Special Servicer
Trustee	Heller Financial Commercial Mortgage Asset Corp.	Series 2000 PH-1	Master and Special Servicer
Trustee	Hilton USA Trust	Series 2013-HLT	Master and Special Servicer
Indenture Trustee	Hometown Commercial Trust	Series 2007-1	Master and Special Servicer
Indenture Trustee	Hometown Commercial Trust	Series 2006-1	Master and Special Servicer
Trustee	Irvine Core Office Trust	Series 2013-IRV	Special Servicer
Trustee	J.P. Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C16	Special Servicer
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2013-C16	Special Servicer
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-CIBX	Special Servicer
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2012-C6	Special Servicer
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2008-C2	Master Servicer
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-LDP12	Primary Servicer
Sawgrass Mills whole loan
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-LDP11	Special Servicer
JQH Portfolio whole loan only
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-LDP10	Master Servicer
Americold Portfolio whole loan
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2007-CIBC19	Primary Servicer
599 Lexington whole loan only
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2006-LDP9	Master Servicer
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2006-LDP8	Master Servicer
Trustee	JP Morgan Chase Commercial Mortgage Securities Corp.	Series 2006-CIBC14	Primary Servicer
Houston Galleria whole loan only
Trustee	JP Morgan Commercial Mortgage Finance Corp.	Series 2000-C10	Master Servicer
Trustee	JP Morgan Commercial Mortgage Finance Corp.	Series 1999-PLS1	Master Servicer
Trustee	JP Morgan Commercial Mortgage Finance Corp.	Series 1999-C8	Master Servicer
Trustee	JP Morgan Commercial Mortgage Finance Corp.	Series 1999-C7	Master and Special Servicer
Trustee	JP Morgan Commercial Mortgage Finance Corp.	Series 1998-C6	Master Servicer
Trustee	JP Morgan Commercial Mortgage Finance Corp.	Series 1997-C5	Master Servicer
Trustee	LB-UBS Commercial Mortgage Trust	Series 2007-C7	Special Servicer
InnKeeper whole loan only
Trustee	LB-UBS Commercial Mortgage Trust	Series 2007-C6	Special Servicer
Reporting Agent	Merrill Lynch Financial Assets Inc.	Series 2002-BC2P	Master Servicer
Certificate Administrator	Merrill Lynch Mortgage Trust	Series 2008-C1	Master and Special Servicer
Certificate Administrator	Merrill Lynch Mortgage Trust	Series 2006-C1	Master and Special Servicer
Trustee	ML-CFC Commercial Mortgage Trust	Series 2007-9	Master and Special Servicer
Farralon whole loan
Trustee	ML-CFC Commercial Mortgage Trust	Series 2007-7	Master and Special Servicer
Trustee	ML-CFC Commercial Mortgage Trust	Series 2006-4	Master Servicer
Trustee	ML-CFC Commercial Mortgage Trust	Series 2006-1	Special Servicer
Trustee	Morgan Stanley 2007-XLC1 Master Servicer
Trustee	Morgan Stanley Capital I, Inc.	Series 2013-C7	Master and Special Servicer
Trustee	Morgan Stanley Capital I, Inc.	Series 2013-C12	Special Servicer
Master and Special Servicer of the Burnham Center loan under the MSBAM 2013-C10 PSA
Trustee	Morgan Stanley Capital I, Inc.	Series 2012-C6	Special Servicer
Trustee	Morgan Stanley Capital I, Inc.	Series 2012-C5	Special Servicer
Trustee	Morgan Stanley Capital I, Inc.	Series 2011-C3	Special Servicer
Trustee	Morgan Stanley Capital I, Inc.	Series 2007-IQ15	Primary Servicer
Trustee	Morgan Stanley Capital I, Inc.	Series 2007-IQ13	Primary Servicer
Trustee	Morgan Stanley Capital I, Inc.	Series 2004-IQ8	Special Servicer
Trustee	Morgan Stanley Capital I, Inc.	Series 2004-IQ7	Special Servicer
Trustee	Morgan Stanley Capital I, Inc.	Series 2003-IQ5	Special Servicer
Trustee	PRIMA Capital CRE Securitizaion	Series 2013-III	Master Servicer
Trustee	UBS-Barclays Commercial Mortgage Trust	Series 2013-C6	Master Servicer
Master and Special Servicer of the Santa Anita Mall loan under the UBSB 2013-C5 PSA
Trustee	UBS-Barclays Commercial Mortgage Trust	Series 2012-C4	Primary Servicer
Master Servicer of the 1000 Harbor loan under the UBSB 2012-C3 PSA
Non-Lead Certificate Admin	Admin UBS-Barclays Commercial Mortgage Trust	Series 2012-C3	Master Servicer
Trustee	Wachovia Bank Commercial Mortgage Trust	Series 2007-C33	Primary Servicer
Uhaul Portfolio whole loan only
Trustee	WF-RBS Commercial Mortgage Trust	Series 2013-C11	Special Servicer
Trustee	WF-RBS Commercial Mortgage Trust	Series 2012-C9	Special Servicer
Trustee	WF-RBS Commercial Mortgage Trust	Series 2012-C10	Special Servicer